UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2023

Digital World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 Grand Ave, #450

Miami, FL 33133

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 735-1517

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	DWACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DWAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	DWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported on May 18, 2023, Digital World Acquisition Corp.’s (the “Company”) audit committee concluded that the Company’s audited financial statements as of and for the year ended December 31, 2022 (the “2022 Audited Financials”) included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and filed with the Securities and Exchange Commission (“SEC”) on April 26, 2023 (the “2022 10-K”) should no longer be relied upon.

In connection with the Company’s current auditors’ review and re-audit of such 2022 Audited Financials, after discussion with the Company’s management and its advisors, on October 10, 2023 the Company’s audit committee concluded that the unaudited consolidated financial statements for the quarterly periods ended March 31, 2022, June 30, 2022, and September 30, 2022 (the “2022 Quarterly Financials”), originally included in the Company’s Quarterly Reports on Form 10-Q for such quarterly periods, and filed with the SEC on May 19, 2022, August 23, 2022, and November 21, 2022, respectively (collectively, the “2022 Form 10-Qs”), included the same errors related to the accounting of certain expenses as previously described on Form 8-K filed with the SEC on May 18, 2023. The Company’s audit committee, in consultation with management and the Company’s auditor, determined that such errors in the 2022 Quarterly Financials resulted in a material weakness. As a result, such 2022 Quarterly Financials should also no longer be relied upon.

As previously reported, the Company’s management concluded that in light of the error described above in the 2022 Audited Financials, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company plans to amend the 2022 10-K to correct the misstatements therein. However, the Company has not filed, and does not intend to file, amendments to the 2022 Form 10-Qs. The Company and its auditors expect to restate the 2022 Quarterly Financials in the Company’s amended and restated 2022 10-K to be filed with the SEC.

The Company does not expect that any of the above changes will have any impact on its cash position or cash held in the trust account.

Item 8.01	Other Events

As previously disclosed, in support of Digital World Acquisition Corp.’s (“Digital World” or the “Company”) proposed business combination (the “Business Combination”) with Trump Media & Technology Group Corp. (“TMTG”), Digital World entered into securities purchase agreements (the “SPAs”) with certain institutional investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase up to an aggregate of 1,000,000 shares of Digital World’s Series A Convertible Preferred Stock (the “Preferred Stock”) at a purchase price of $1,000.00 per share, for an aggregate commitment of up to $1 billion in a private placement (the “PIPE”) to be consummated concurrently with the Business Combination. The shares are initially convertible into 29,761,905 shares of Digital World common stock, subject to upward adjustment as described in the agreements and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 26, 2023 (the “2022 Annual Report”). The PIPE is conditioned on the concurrent closing of the Business Combination and other customary closing conditions.

Pursuant to the SPAs, each of the PIPE Investors may terminate its respective SPA, among other things, if the closing of the PIPE had not occurred on or prior to September 20, 2022. In addition, as reported in Digital World’s 2022 Annual Report and its definitive proxy statement dated July 17, 2023, relating to its special meeting of stockholders, it is possible that the parties will restructure the PIPE or renegotiate such arrangements in view of the PIPE closing conditions and evolving market and regulatory conditions. Furthermore, as previously disclosed, in connection with the second amendment to Agreement and Plan of Merger, dated as of August 9, 2023, (together with the Agreement and Plan of Merger, dated as of October 20, 2021 and as further amended or supplemented from time to time, the “Merger Agreement”), at the request of TMTG, DWAC agreed to use its reasonable best efforts to discuss with the PIPE Investors a reduction or termination of the SPAs and the PIPE.

As of October 11, 2023, Digital World had received termination notices from PIPE Investors representing approximately $191,500,000 of the PIPE. As a result, together with previously reported terminations, approximately $467,000,000 of the PIPE has been cancelled. Management of Digital World will continue to work with the PIPE Investors to unwind the remaining balance of the PIPE.

On October 11, 2023, the Company issued a press release relating to the PIPE termination letters discussed above. The press release is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.

Additional Information and Where to Find It

DWAC has filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of the Company, and a prospectus in connection with the proposed Business Combination with TMTG. The definitive proxy statement and other relevant documents will be mailed to stockholders of DWAC as of a record date to be established for voting on the Business Combination. Securityholders of DWAC and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and, when available, the definitive proxy statement/prospectus in connection with DWAC’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about DWAC, TMTG and the Business Combination. DWAC’s securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Digital World Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133.

Participants in Solicitation

DWAC and TMTG and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of DWAC in favor of the Business Combination. Securityholders of DWAC and other interested persons may obtain more information regarding the names and interests of DWAC’s directors and officers in the Business Combination in DWAC’s filings with the SEC, including in the definitive proxy statement/ prospectus, and the names and interests of TMTG’s directors and officers in the proposed Business Combination in the Registration Statement. These documents can be obtained free of charge from the sources indicated above. TMTG and its officers and directors who are participants in the solicitation do not have any interests in DWAC other than with respect to their interests in the Business Combination.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between the Company and TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the Business Combination and may not be completed in a timely manner, by DWAC’s Business Combination deadline or at all, which may adversely affect the price of DWAC’s securities, (ii) the failure to satisfy the conditions to the consummation of the Business Combination or the PIPE, including the approval of Merger Agreement by the stockholders of DWAC, (iii) the risk that DWAC may not be able to terminate all of the SPAs with the PIPE Investors pursuant to which the PIPE Investors agreed to purchase up to an aggregate of 1,000,000 shares of DWAC’s Preferred Stock in the PIPE and as a result TMTG may determine not proceed with the Business Combination, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the failure to achieve the minimum amount of cash available following any redemptions by DWAC stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the PIPE or the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of DWAC, (x) the outcome of any legal proceedings that may be instituted against TMTG or against DWAC related to the Merger Agreement or the Business Combination, (xi) the risk of any investigations by the SEC or other regulatory authority relating to the PIPE, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions, (xii) Truth Social, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the future pandemics and response and geopolitical developments, (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xviii) DWAC’s ability to timely comply with Nasdaq’s rules and complete the Business Combination, (xix) risks that DWAC or TMTG may elect not to proceed with the Business Combination after completing their respective updated due diligence investigations, and (xx) those factors discussed in DWAC’s filings with the SEC, including in the definitive extension proxy filed on July 17, 2023 and those that that will be contained in the Registration Statement relating to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the “Risk Factors” section of DWAC’s 2022 Annual Report and in other reports DWAC files with the SEC. Risks regarding the Business Combination are also discussed in the Current Reports on Form 8-K filed with the SEC from time to time, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to DWAC (or to third parties making the forward-looking statements).

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while DWAC and TMTG may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither DWAC nor TMTG gives any assurance that DWAC, TMTG, or the combined company, will achieve its expectations.]

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated October 11, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital World Acquisition Corp.

Dated: October 11, 2023	By:	/s/ Eric Swider
	Name:	Eric Swider
	Title:	Chief Executive Officer